IMPAIRMENTS AND IMPAIRMENT REVERSALS	12 Months Ended
Dec. 31, 2019
Impairment Of Assets [Abstract]
MPAIRMENTS AND IMPAIRMENT REVERSALS	IMPAIRMENT AND REVERSAL OF IMPAIRMENT
In the fourth quarter of 2019, the Company reviewed its CGUs for indicators of impairment or impairment reversal and performed the annual impairment test for the Canadian Malartic CGU to which goodwill has been allocated. No indicators of impairment or impairment reversal were identified at any of the Company's CGUs, and no impairment was identified based on the impairment test performed for the Canadian Malartic CGU.

For the year ended December 31, 2018, the Company's net impairment expense in respect of the following CGUs was as follows:

	2018
	Operating mining properties	Non-operating mining properties	Goodwill (i)	Total
Brio Gold	$103.0	$78.0	$—	$181.0
Gualcamayo	—	75.0	—	75.0
Jacobina	(150.0)	—	—	(150.0)
Minera Florida	151.0	—	—	151.0
Canadian Malartic	—	—	45.0	45.0
Net impairment loss	$104.0	$153.0	$45.0	$302.0
(i)The goodwill impairment pertaining to Canadian Malartic and is included in the impairment of operating mines line in the consolidated statement of operations.
2018 Impairments (Impairment Reversal)

Jacobina

The Company recorded an impairment of its Jacobina mine in 2014. The impairment was the result of the average processing rate declining to below 4,000 tonnes per day with life of mine plans contemplating a processing rate at less than 60% of capacity. Additionally, the mine experienced dilution controls issues resulting in lower than expected grades and higher costs leading to an impairment charge. Following several years of improvements to the life of mine plans, the Company considered the following factors to be an indicator of reversal of the previous impairment charge:
•A significant increase in mineral reserves and mineral resources for 2018, which both extended the life of the mine and improved the life of mine models.
•A second consecutive year of meaningful improvements, leading to a record production closer to long-term goal of 150,000 ounces per year.
•A reduction in costs to expected levels benefiting from the higher production and continuous cost reduction initiatives.
•Milling rates in excess of 95% of plant capacity reaching a sustainable level, following plant optimization initiatives including the commissioning of the advanced control system in the third quarter, which enhanced plant stability. A modest investment in 2019 is expected to increase processing capacity further.
•During the year, the Company developed underground areas and surface stockpiling, and achieved the goals of one month ahead of ready-to-blast tonnage and additional five months of ready to drill ore.

As a result, an assessment was performed for the Company's Jacobina CGU, and it was determined that the recoverable amount, representing the CGU’s FVLCD, exceeded the carrying amount. This resulted in a reversal of the impairment charge recorded in 2014, which was limited to the carrying amount of the Jacobina CGU that would have been determined had no impairment charge been recognized in prior years, net of depletion, depreciation and amortization charges.

Minera Florida

During 2018, the Minera Florida mine experienced lower production at higher than expected unit costs. As part of the Company’s annual process, in the fourth quarter of 2018 an updated life of mine (“LOM”) plan was developed, the focus of which, was to right-size the operation at a sustainable production level (similar to the approach taken at El Peñón and Jacobina in the past). The focus of the new life of mine plan is to maximize operating margins and to advance mine development and mineral reserve delineation to deliver mine flexibility and scope for future potential production increases, driven by either throughput or grade.
The Company considered the decreased mine profitability resulting from the updated LOM plan and the impact of the LOM plan on the value of exploration potential and land interest; along with the anticipated disposal of certain exploration land holdings of the Minera Florida CGU not contiguous to the area of the mine, to be indicators of impairment.
As a result, an assessment was performed for the Company’s Minera Florida CGU, and it was determined that the carrying amount of the CGU exceeded its recoverable amount, representing the CGU’s FVLCD. This resulted in a non-cash accounting impairment of $151.0 million being recognized in the consolidated statement of operations.
The optimization of operations also prompted the review of a detailed plan for future exploration during the fourth quarter, both from a budget and a strategic perspective. As the land holdings of the Minera Florida CGU are significant in size and breadth, rationalization of the portfolio presented the opportunity to save on the ongoing maintenance and licensing costs that are currently incurred. The value attributable to the land arose from a purchase price allocation associated with its acquisition.
Canadian Malartic

On June 16, 2014, the Company acquired a 50% interest in the Canadian Malartic mine. Goodwill of $427.6 million was recognized. As a result of the deferred income tax liability recognized in purchase accounting, an additional "gross up" of the fair value of the acquired assets is required, which resulted in the recognition of goodwill. As goodwill is tested annually for impairment and not amortized, unless the mine as a CGU can continuously replenish mineral reserves and mineral resources, it may result in the gradual impairment of goodwill. As at December 31, 2018, the FVLCD of Canadian Malartic exceeded the mine's book value. However, the sum of the carrying value of the Canadian Malartic CGU and goodwill from its acquisition was deemed to be in excess of the FVLCD of the Canadian Malartic CGU by $45.0 million, due to the 2018 mineral depletion. The impairment represents approximately 10% of the total goodwill balance.

Gualcamayo

The fair value of the consideration receivable in the transaction with Mineros (see Note 6), which was in line with market valuations for comparable assets in Argentina, and reflective of the commodity price environment at the time; was approximately $85.0 million. Accordingly, the Company recorded an impairment loss of $75.0 million in the period ended September 30, 2018 to write the carrying amount of the disposal group down to its FVLCS. The Company recognized a gain of $2.6 million upon closing of the sale on December 14, 2018, resulting from movements in Gualcamayo's balance sheet, including taxes, prior to disposal.
Brio Gold

During the first quarter of 2018, the assets and liabilities of Brio Gold were classified as assets and liabilities (a disposal group) held for sale (see Note 6). The Company recorded an impairment loss upon initial classification of Brio Gold as held for sale, and a further impairment loss at March 31, 2018 to write the carrying amount of the disposal group down to its FVLCS for a combined impairment write down of $181.0 million ($175.0 million net of tax) in the three months ended March 31, 2018. The FVLCS was estimated based on the consideration expected to be received in the sale transaction using the Leagold share price per the TSX on the dates of the respective write downs, a level 1 input per the fair value hierarchy.

The Company continues to consider, on a regular basis, whether other indicators exist that suggest that the carrying values of its assets are impaired for accounting purposes. While the market capitalization relative to the carrying value of the Company’s assets is reviewed on a regular basis, it is not considered as the sole indicator of impairment. Given recent strategic developments the Company has achieved, and the volatility of the market reflecting the current economic sentiment, using the current share price as a sole determinant of fair value is not reasonable; however, the Company monitors the magnitude of the gap between the Company market capitalization and the asset carrying values. Although the Company's market capitalization as at December 31, 2019 was below the carrying value of the net assets, the Company believes that its share price does not impact its ability to generate cash flows from its assets which support the net book values on a discounted cash flow basis.

Impairment Testing: Key Assumptions

The determination of FVLCD, with level 3 input of the fair value hierarchy, includes the following key applicable assumptions:

•Production volumes: In calculating the FVLCD, the production volumes incorporated into the cash flow models based on detailed life of mine plans and take into account development plans for the mines agreed by management as part of the long-term planning process. Production volumes are dependent on a number of variables, such as: the recoverable quantities; the production profile; the cost of the development of the infrastructure necessary to extract the reserves; the production costs; the contractual duration of mining rights; and the selling price of the commodities extracted. As each producing mine has specific reserve characteristics and economic circumstances, the cash flows of the mines are computed using appropriate individual economic models and key assumptions established by management. The production profiles used were consistent with the reserves and resource volumes approved as part of the Company’s process for the estimation of proved and probable reserves, resource estimates and in certain circumstances, include expansion projects. These are then assessed to ensure they are consistent with what a market participant would estimate.
•Commodity prices: Forecast commodity prices are based on management’s estimates and are derived from forward price curves and long-term views of global supply and demand, building on past experience of the industry and consistent with external sources. Estimated long-term gold, silver and copper prices of $1,350 per ounce (2018: $1,300 per ounce), $17.50 per ounce (2018: $19.00 per ounce) and $3.04 per pound (2018: $3.00 per pound) respectively, have been used to estimate future revenues.
•Discount rates: In calculating the FVLCD, a real post-tax discount rate of 3.75% (2018: 4.50%) based on the Company's weighted average cost of capital (“WACC”). The WACC used in the models is in real terms, consistent with the other assumptions in the models.
•Exchange rates: Foreign exchange rates are estimated with reference to external market forecasts and based on observable market data including spot and forward values. In the current year, there was a depreciation in the long-term rates of the local currencies in which the Company operates.

The Company performed a sensitivity analysis on key assumptions and determined that no reasonably possible change in any of the key assumptions would cause the carrying value of the Canadian Malartic CGU to exceed its recoverable amount.